American Funds Insurance Series® Prospectus Supplement August 9, 2023 (for Class 1, Class 1A, Class 2 and Class 4 shares prospectuses each dated May 1, 2023, as supplemented to date)

The third paragraph under “American Funds Mortgage Fund” in the “Investment objectives, strategies and risks” section of the prospectus is amended to read as follows:

The fund invests primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and nongovernment mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest in securities rated in the Aa/AA and A rating categories (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in securities of issuers domiciled outside the United States; however, all such securities will be U.S. dollar denominated. The fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration.

Keep this supplement with your prospectus.

Lit. No. INA8BS-127-0823O CGD/8024-S98489

American Funds Insurance Series®

Statement of Additional

Information Supplement

August 9, 2023

(for Class 1, Class 1A, Class 2 and Class 4 shares statement of additional information dated May 1, 2023, as supplemented to date)

1. The third bullet under “American Funds Mortgage Fund” in the “Certain investment limitations and guidelines” section of the statement of additional information is amended to read as follows:

•	The fund may invest up to 5% of its assets in securities (excluding securities that are sponsored or guaranteed by the U.S. government, its agencies and instrumentalities) that are in the AA, Aa or A ratings category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser.

2. The table under the heading “Portfolio manager fund holdings and management of other accounts” in the “Management of the Series” section is amended solely with respect to the fund listed below to read as follows:

Portfolio manager/ Investment professional	Number of other registered investment companies (RICs) for which portfolio manager or investment professional manages (assets of RICs in billions)[1]		Number of other pooled investment vehicles (PIVs) for which portfolio manager or investment professional manages (assets of PIVs in billions)[1]		Number of other accounts for which portfolio manager or investment professional manages (assets of other accounts in billions)[1,2]
Global Small Capitalization Fund
Bradford F. Freer	5	$132.3	1	$0.42	None
M. Taylor Hinshaw	None		None		None
Shlok Melwani	1	$59.5	None		None
Aidan O’Connell	2	$124.8	2	$0.77	None
Renaud H. Samyn	5	$170.6	2	$1.05	None
Gregory W. Wendt	2	$124.8	2	$0.77	None

Keep this supplement with your statement of additional information.

Lit. No. INA8BS-126-0823O CGD/8024-S98483